                                                                   EXHIBIT 10.21

                      EXCHANGE AND SUBSCRIPTION AGREEMENT

         THIS EXCHANGE AND SUBSCRIPTION AGREEMENT (this "Agreement") is made as of August 27, 1999, by and among Trivest Furniture Corporation, a Florida corporation (the "Company," which term shall refer to WinsLoew Furniture, Inc., a Florida corporation ("WinsLoew"), upon the consummation of the merger of Trivest Furniture Corporation with and into WinsLoew), and the investors identified on the schedule attached hereto (collectively, the "Investors," and each individually, an "Investor").

                            PRELIMINARY STATEMENTS:

         A. Certain of the Investors desire to exchange certain shares of WinsLoew's common stock, $.01 par value per share ("WinsLoew Common Stock"), held by them for shares of the Company's common stock, $.01 par value per share ("Company Common Stock"), on the terms and subject to the conditions set forth in this Agreement.

         B. Certain of the Investors desire to purchase shares of Company Common Stock in exchange for cash in the amount of $100 per share on the terms and subject to the conditions set forth in this Agreement.

         C. The Company desires to issue the Company Common Stock to the Investors.

         D. The Company and the Investors desire to enter into this Agreement setting forth the terms and conditions relating to the acquisition of Company Common Stock by the Investors.

         E. Contemporaneously with the execution and delivery of this Agreement, the Company and each Investor are executing and delivering an Investors' Agreement that will restrict the Investors' ability to transfer the Company Common Stock acquired hereunder and create certain other rights and obligations in respect thereof.

         F. The transactions contemplated hereby are intended to qualify as a transaction described in Section 351 of the Internal Revenue Code of 1986, as amended.

                                   AGREEMENT:

         NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

         1. Exchange of WinsLoew Common Stock. Each Investor whose name appears on Schedule A hereto hereby sells, transfers, conveys, assigns and contributes to the Company that number of shares of WinsLoew Common Stock set forth beside such Investor's name on Schedule A hereto, free and clear of all encumbrances. Each such Investor has heretofore delivered or shall deliver to the Company a certificate or certificates representing the shares of WinsLoew Common Stock transferred by such Investor to the Company hereunder, duly endorsed in blank or accompanied by stock powers duly executed in blank, in form and substance satisfactory to the Company to effect such transfer. In exchange for the shares of WinsLoew Common Stock transferred to the Company hereunder, the Company shall issue and deliver to each such Investor a certificate or certificates for





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the number of shares of Company Common Stock set forth beside such Investor's name on Schedule A hereto, which shares shall be validly issued, fully paid and nonassessable.

         2. Purchase of Company Common Stock. Each Investor whose name appears on Schedule B hereto hereby subscribes for and agrees to purchase, concurrently with the execution and delivery of this Agreement by such Investor, and the Company hereby agrees to issue and sell to such Investor, the number of shares of Company Common Stock set forth beside such Investor's name on Schedule B hereto, for the aggregate purchase price set forth on Schedule B (the "Subscription Price"). Each such Investor has heretofore delivered or shall deliver to the Company immediately available funds in an amount equal to the Subscription Price for such shares. In exchange for payment of the Subscription Price hereunder, the Company shall issue and deliver to each such Investor a certificate or certificates for the number of shares of Company Common Stock set forth beside such Investor's name on Schedule B hereto, which shares shall be validly issued, fully paid and nonassessable.

         3. Representations and Warranties.

                  (a) Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors as follows:

                           (i) Organization, Power and Authority. The Company
is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. The Company has full corporate power and authority to carry on the business in which it is engaged and to own and use the property owned and used by it.

                           (ii) Authorization of Transaction. The Company has
full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms.

                           (iii) Capitalization. The authorized capital stock
of the Company consists of 1,000,000 shares of Company Common Stock, none of which are outstanding prior to the exchange, purchase and sale of the shares of Company Common Stock provided for herein. Upon the consummation of the transactions contemplated by Sections 1 and 2 above, the shares of Company Common Stock acquired by each Investor pursuant to the provisions of this Agreement will be duly authorized, validly issued, fully paid and nonassessable.

                  (b) Representations and Warranties of Investors. Each Investor, severally and not jointly, hereby represents and warrants to the Company with respect to such Investor and its exchange or purchase of shares of Company Common Stock as follows:

                           (i) Residence. If the Investor is a natural person,
the Investor a resident of, and received this Agreement and first learned of the offer and sale of the shares of Company Common Stock contemplated hereby in, the State set forth opposite the name of such Investor under the heading "State" on Schedule A or Schedule B attached hereto, as the case may be. The Investor intends that the laws of such State govern the acquisition of such shares by the Investor. If the Investor is a limited partnership, the Investor is organized under and governed by the laws of, and it's principal place of





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business is located in, the State set forth opposite the name of such Investor under the heading "State" on Schedule A or Schedule B attached hereto, as the case may be.

                           (ii) Capacity; Authorization; Valid and Binding
Obligation. If the Investor is a natural person, the Investor has full capacity to execute and deliver this Agreement and to perform the Investor's obligations hereunder. If the Investor is a limited partnership, the Investor has full partnership or other power and authority to enter into and perform this Agreement in accordance with its terms. This Agreement constitutes the valid and legally binding obligation of the Investor enforceable against the Investor in accordance with its terms.

                           (iii) Ownership of WinsLoew Common Stock. If the
Investor is exchanging WinsLoew Common Stock for Company Common Stock, such Investor is the lawful owner, of record and beneficially, of the shares of WinsLoew Common Stock owned by such Investor (which are those shares of WinsLoew Common Stock listed beside such Investor's name on Schedule A hereto) and has good title to such shares, free and clear of any and all encumbrances. Such Investor has transferred and conveyed, and the Company has acquired, good title to those shares of WinsLoew Common Stock listed beside such Investor's name on Schedule A hereto, free and clear of any and all encumbrances.

                           (iv) Acquisition for Investment; Accredited Investor
Status; Sophistication. It is the present intention of the Investor that the shares of Company Common Stock being acquired by such Investor are being acquired for such Investor's own account for the purpose of investment and not with a present view to or for sale in connection with any distribution thereof; provided, however, that the disposition of the property of each Investor shall at all times be within its control. The Investor is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act of 1933, as amended ("Rule 501"), and, if such Investor is not an individual person, either (A) it was not organized for the specific purpose of acquiring the shares of Company Common Stock, or (B) each person who has invested in the Investor is an "accredited investor" within the meaning of Rule 501. The Investor is sophisticated in financial matters and has sufficient knowledge and experience so as to be able to evaluate the risks and merits of the Investor's investment in the Company and is able financially to bear the risks thereof.

                           (v) Certain Risk Factors; Opportunity to Ask
Questions; Reliance. The Investor understands the speculative nature of and risks involved in the proposed investment in the Company and that the investment is suitable only for persons of adequate financial means who have no need for liquidity in the investment in that the Investor may not be able to liquidate the investment in the event of an emergency, transferability is limited and, in the event of a disposition, the Investor could sustain a complete loss of the entire investment. The Investor is familiar with and has had an opportunity to ask questions and receive answers concerning the financial condition and operations of the Company and its subsidiaries and has had full access to such other information concerning the Company and its subsidiaries as the Investor has requested. The Investor is acquiring the shares of Company Common Stock without having been furnished any representations or warranties of any kind whatsoever with respect to the business and financial condition of the Company and its subsidiaries, other than the representations contained herein.





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         4. Florida Rescission Right. ANY SALE MADE PURSUANT TO FLORIDA
STATUTES SECTION 517.061 IS VOIDABLE BY THE PURCHASER WITHIN THREE DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT.

         5. Miscellaneous. If any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein. This Agreement constitutes the entire agreement among the parties and supersedes any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way. This Agreement may be executed in counterparts and any telecopied signature shall be deemed a manually executed and delivered original. This Agreement is intended to bind and inure to the benefit of and be enforceable by the Investors, the Company and their respective successors and assigns and, where applicable, heirs and personal representatives. Except as otherwise provided herein, this Agreement shall be governed and construed in accordance with the laws of the State of Florida without regard to conflicts of laws principles. Each party hereby irrevocably submits to the exclusive jurisdiction of any state or federal court sitting in Miami-Dade County, Florida in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably waives any objection such person may now or hereafter have as to the venue of any such suit, action or proceeding brought in such a court or that such court is an inconvenient forum. No provision of this Agreement may be amended or waived without the prior written consent of the Company and the particular Investor whose Agreement is sought to be amended or waived.




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         IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.

                                  TRIVEST FURNITURE CORPORATION


                                  By: /s/ William F. Kaczynski, Jr.
                                      -----------------------------------------
                                      William F. Kaczynski, Jr., Vice President



                                   INVESTORS:

                                   TRIVEST FURNITURE PARTNERS, LTD.

                                   By:  TFP, Ltd., its General Partner
                                   By:  Trivest II, Inc., its General Partner



                                        By: /s/ B. Jay Anderson
                                            -----------------------------------
                                            B. Jay Anderson, Director

                                   Address:

                                   c/o Trivest, Inc.
                                   2665 South Bayshore Drive
                                   Miami, Florida  33133

                                   Taxpayer Identification Number: 65-0926562


                                   TRIVEST FUND II GROUP, LTD.

                                   By: Trivest Equities, Inc.,
                                       its General Partner


                                        By: /s/ B. Jay Anderson
                                            -----------------------------------
                                            B. Jay Anderson, Director

                                   Address:

                                   c/o Trivest, Inc.
                                   2665 South Bayshore Drive
                                   Miami, Florida  33133

                                   Taxpayer Identification Number: 65-0930039




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                                   /s/ EARL W. POWELL
                                   --------------------------------------------
                                   EARL W. POWELL

                                   Address:

                                   c/o Trivest, Inc.
                                   2665 South Bayshore Drive
                                   Miami, Florida  33133

                                   Taxpayer Identification Number: ###-##-####


                                   /s/ PHILLIP T. GEORGE, M.D.
                                   --------------------------------------------
                                   PHILLIP T. GEORGE, M.D.

                                   Address:

                                   c/o Trivest, Inc.
                                   2665 South Bayshore Drive
                                   Miami, Florida  33133

                                   Taxpayer Identification Number: ###-##-####


                                   /s/ TROY D. TEMPLETON
                                   --------------------------------------------
                                   TROY D. TEMPLETON

                                   Address:

                                   c/o Trivest, Inc.
                                   2665 South Bayshore Drive
                                   Miami, Florida  33133

                                   Taxpayer Identification Number: ###-##-####


                                   /s/ BREVATOR J. CREECH, M.D.
                                   --------------------------------------------
                                   BREVATOR J. CREECH, M.D.

                                   Address:

                                   101 West Chico Avenue, Suite C
                                   Chico, California  95926

                                   Taxpayer Identification Number: ###-##-####




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                                   /s/ JAMES J. PINTO
                                   --------------------------------------------
                                   JAMES J. PINTO

                                   Address:

                                   c/o Resource Holdings, Ltd.
                                   520 Madison Avenue, 40th Floor
                                   New York, New York  10022

                                   Taxpayer Identification Number: ###-##-####


                                   /s/ BOBBY TESNEY
                                   --------------------------------------------
                                   BOBBY TESNEY

                                   Address:

                                   c/o WinsLoew Furniture, Inc.
                                   160 Village Street
                                   Birmingham, Alabama  35242

                                   Taxpayer Identification Number: ###-##-####


                                   /s/ STEPHEN C. HESS
                                   --------------------------------------------
                                   STEPHEN C. HESS

                                   Address:

                                   c/o WinsLoew Furniture, Inc.
                                   160 Village Street
                                   Birmingham, Alabama  35242

                                   Taxpayer Identification Number: ###-##-####


                                   /s/ R. CRAIG WATTS
                                   --------------------------------------------
                                   R. CRAIG WATTS

                                   Address:

                                   c/o Loewenstein Furniture Group, Inc.
                                   1801 North Andrews Extension
                                   Pompano Beach, Florida  33061

                                   Taxpayer Identification Number: ###-##-####





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                                   /s/ VINCENT A. TORTORICI
                                   --------------------------------------------
                                   VINCENT A. TORTORICI

                                   Address:

                                   c/o WinsLoew Furniture, Inc.
                                   160 Village Street
                                   Birmingham, Alabama  35242

                                   Taxpayer Identification Number: ###-##-####


                                   /s/ RICK J. STEPHENS
                                   --------------------------------------------
                                   RICK J. STEPHENS

                                   Address:

                                   c/o WinsLoew Furniture, Inc.
                                   160 Village Street
                                   Birmingham, Alabama  35242

                                   Taxpayer Identification Number: ###-##-####


                                   /s/ JERRY C. CAMP
                                   --------------------------------------------
                                   JERRY C. CAMP

                                   Address:

                                   c/o WinsLoew Furniture, Inc.
                                   160 Village Street
                                   Birmingham, Alabama  35242

                                   Taxpayer Identification Number: ###-##-####






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                                   SCHEDULE A
                     TO EXCHANGE AND SUBSCRIPTION AGREEMENT



                                                              NUMBER OF            NUMBER OF
                   INVESTOR                                WINSLOEW SHARES       COMPANY SHARES       STATE
--------------------------------------                     ---------------       --------------      ---------
1.   Trivest Furniture Partners, Ltd.                          117,500             40,831.2500         Florida

2.   Earl W. Powell                                             86,331             30,000.0225         Florida

3.   Phillip T. George, M.D.                                    28,187              9,794.9825         Florida

4.   Troy D. Templeton                                           1,050                364.8750         Florida

5.   James J. Pinto                                              4,798              1,667.3050         Florida

6.   Brevator J. Creech, M.D.                                    2,399                833.6525       California

7.   Bobby Tesney                                               33,323             11,579.7425         Alabama

8.   Stephen C. Hess                                            10,000              3,475.0000         Alabama

9.   R. Craig Watts                                             25,900              9,000.2500         Florida

10.  Rick J. Stephens                                           14,978              5,204.8550         Alabama

11.  Vincent A. Tortorici IRA(1)                                10,072              3,500.0200         Alabama

12.  Jerry C. Camp                                               1,762                612.2950         Alabama


TOTAL                                                          336,300            116,864.2500




--------
(1) Vincent A. Tortorici, Jr. Individual Retirement Account, Account #1238SD, Community Bank (Blountsville, Alabama), Custodian

                                   SCHEDULE B
                     TO EXCHANGE AND SUBSCRIPTION AGREEMENT



                                                         AGGREGATE
                                                          PURCHASE                 NUMBER OF
                   INVESTOR                                PRICE                 COMPANY SHARES       STATE
--------------------------------------                 ---------------           --------------      ---------
1.   Trivest Furniture Partners, Ltd.                  $33,625,000.00             336,250.0000         Florida

2.   Trivest Fund II Group, Ltd.                       $31,164,799.25             311,647.9925         Florida

3.   Vincent A. Tortorici                                    $349,998               3,499.9800         Alabama

4.   Rick J. Stephens                                     $179,514.50               1,795.1450         Alabama

5.   Jerry C. Camp                                        $138,770.50               1,387.7050         Alabama

TOTAL                                                  $65,458,082.25             654,580.8225

